Exhibit 99.1

2010 Fourth Quarter Investor Handout November 15, 2010

Table of Contents Overview Discussion 3Quarterly Financial Review 25 Quarterly performance highlights 29 Pre-tax, pre-provision income 31 Significant items impacting comparisons 33 Income Statement 34 Net interest margin 35 Noninterest income 38 Noninterest expense 41 Operating leverage / efficiency ratio 44Balance Sheet 46Investment Securities 50Loan Portfolio Overview 57 Credit exposure composition 58 Loan & lease trends 61 Commercial loans 63 Risk grade distribution 65 Commercial & industrial 69 Commercial real estate 83 CRE core / noncore 96 Consumer loans and leases 105 Automobile loans and leases 110 Home equity loans and lines 115 Residential mortgages 122 Other consumer loans 128Credit Quality Review 130 Credit quality trends overview 131 Net charge-offs 132 Nonaccrual & nonperforming assets 135 Accruing restructured loans 139 Allowance for credit losses 140Non-Franklin Reconciliations 144Deposits & Other Funding 157 Deposit trends 157 Other funding 161Capital 164Franchise 171Safer Harbor Disclosures 179 2

Overview Discussion

Driving Customer and Revenue GrowthBuilding Revenue StreamsRapid Improvement in Credit QualityEarnings Drivers and ROANear-Term Priorities Breaking Away 4

We are...Investing in revenue-generating businessesGoing beyond the expected overdraft revenue decline to offer transparency and fair value to our customersWe will...Gain share-of-walletTake market share Huntington - A Break Away Opportunity 5

Driving Customer and Revenue Growth 6 Deeper service and product penetration of existing customersRigorous and disciplined sales management and sales processRobust sales/ cross-referral technology - MAXBroad array of services and products

Driving Customer and Revenue Growth 7 Grow customer base and take market share"Fair Play" - a compelling banking philosophy

Our "Fair Play" Banking Philosophy 8 Deliver a Category of One customer experience that drives higher relative customer satisfaction and acquisition and retentionSimple / compelling products priced fairly and transparently... our version of Southwest Airline's successful "The Bags Fly Free"(r) market positioningBest customer serviceRelationship driven

"Fair Play" Banking - Step #1 Reduced Bothersome Overdraft Fees 9 In June 2010, initiated new overdraft fee policies on three overdraft-related fees to make them fairer and easier to understandNo OD fee for OD amounts <$5.00Reduced daily OD cap to 4 items from 8No additional OD fees until day 6

"Fair Play" Banking - Step #2 Roll Out 24-Hour Grace(tm) 10 Trademark Registration and Patent Pending - A Huntington exclusiveCustomers just need to make a deposit during the next business day to make it rightAutomatically provided for free on all consumer accountsResearch showed broad and strong appeal to all customer segments

Colleague excitement and engagementHousehold growth BetterNew account growth HigherRetention HigherOD fee refunds DownService charge revenue decline In Line"Halo" affect for businesses "Fair Play" Philosophy - Early Stage Observations 11

Driving Customer and Revenue Growth 12 Grow customer base and take market share"Fair Play" - a compelling banking philosophyIncrease convenience and multiply the effective size of our existing footprint

Increase Convenience – Cleveland

67 hrs/week – More than Other Banks

More Hours = More Revenue

Leverages Existing Distribution

- 53 Cleveland branches
- M-F, 8a-7p; Sat, 8a-4p; Sun, 12-4p

Creates Revenue Lift

- Checking sales 28% higher
- Balance growth
- Higher service charge income
- Majority of new accounts from largest competitors



OPEN SUNDAYS
AND EVERY OTHER DAY, TOO.
Huntington

Current sales results are equivalent to 15 more branches.

Huntington 13

Increase Convenience - Ohio 14 Branch share source, SNL Financial, 6/30/2010 % of Branches % of Branches % of Branches MSA 6/10 Pro Forma (1) Pro Forma (1) Akron 7.8% 14.1% #2 Canton 18.0% 23.1% #1 Cleveland 8.8% 15.0% #1 Columbus 12.2% 15.6% #1 Youngstown 18.1% 22.9% #1 372 Branches + 101 In-Store = 473 Branches Over Time #1 in Ohio Branches Giant Eagle / Huntington Partnership

Driving Customer and Revenue Growth 15 Grow customer base and take market share"Fair Play" - a compelling banking philosophyIncrease convenience and multiply the effective size of our existing footprintSelective out-of-footprint expansionAuto Finance and Dealer ServiceCentral and Eastern PennsylvaniaNew England states - MA, ME, VT, NH, RI

Driving Customer and Revenue Growth

3. Build a powerful brand
   - **The Bank committed to the Midwest**
     - Full commitment
     - Making investments
     - Sourcing locally
     - Big enough to make an impact on our communities
   - **Compelling value proposition**
     - Deliver superior customer value through exceptional products and services
     - Shared values with our customers – honest, fair, and common goals for our families, neighborhoods, and communities
     - Invaluable partner with our customers and communities

Huntington 16

(CHART) Loans - Avg. (CHART) Building Revenue Streams - Auto Pennsylvania Expansion 17 ($MM) ($MM) Total Revenue

Foreign Exchange (CHART) Treasury Management Services (CHART) Building Revenue Streams - 18 ($MM) ($MM)

(CHART) (CHART) Building Revenue Streams - Commercial Banking Large Corporate 19 ($MM) ($MM) Total Revenue

(CHART) Rapid Improvement in Credit Quality 20 ($MM) (28)% +20% (45)% (17)% +17% (12)% (7)% (52)% NALs & NPAs (1) (18)% 62% (CHART) Allowance for Loan & Lease Losses vs. NALs (1) (1) End of period

Rapid Improvement in Credit Quality - Nonaccrual Loans Ratio 21 9/30/10 (CHART) Change from 9/30/09 (CHART) Source: SNL; company reports

Rapid Improvement in Credit Quality - ALLL / Nonaccrual Loans 22 9/30/10 (CHART) (CHART) Change from 9/30/09 Source: SNL; company reports

ROA Opportunity 23 Sensitivity Analysis on $265 MM - 3Q10 1.10%-1.35% Long-Term Goal

Near-Term Priorities

- Grow revenues
  - Relentless focus on cross-sell / cross-referrals
  - Increase customer acquisition and retention
  - Feed / grow new revenue streams
  - Grow loans while reducing commercial real estate exposure
  - Continue to improve deposit mix
  - Maintain conservative interest rate risk position
- Drive continued credit quality improvement
- Invest in the brand

Grow Net Income

Huntington 24

Quarterly Financial Review

2010 Third Quarter Performance Highlights

- **$100.9 MM reported net income $0.10 EPS**
- **$265.2 MM pre-tax, pre-provision income (1), down $5.2 MM, or 2%**
  - $7.9 MM, or 1%, increase in fully-taxable equivalent revenue
    - $10.4 MM, or 3%, increase in fully-taxable equivalent net interest income
      - 1% annualized growth in loans
      - 3.45% net interest margin, down from 3.46%
    - $2.5 MM, or 1%, decrease in noninterest income
  - $13.5 MM, or 3%, increase in noninterest expense
- **Continued improvement in credit quality trends**
  - 18% decline in total NALs
  - 34% decrease in NCOs… down 7% excluding $80.0 MM Franklin-related (2)
  - $119.2 MM provision for credit losses, down $74.2 MM
- **Reserves remain strong**
  - 3.67% period-end allowance for credit losses to total loans and leases, down from 3.90%.
  - 140% ACL coverage of NALs, up from 120%

(1) See *Basis of Presentation* for definition, as well as PTPP Income slide for reconciliation

(2) See Non-Franklin Credit Metrics Reconciliation in Appendix

Huntington 26

Solid capital12.82% and 15.08% Tier 1 and Total risk-based capital ratios, respectively... $2.9 billion and $2.2 billion, respectively, above "well capitalized" thresholds6.20% tangible common equity ratio, up 8 bps7.39% Tier 1 common risk-based capital ratio, up 33 bpsLiquidity position strengthened2% annualized linked-quarter growth in average total core deposits91% period-end loan-to-deposit ratio 2010 Third Quarter Performance Highlights (continued) 27

Positioning for Growth

3Q10 Highlights

- Increased Brand Investment
- Retail and Business Banking
  - Introduced "Fair Play" banking philosophy
    - Launched 24-Hour Grace™
  - Signed 15-year agreement with Giant Eagle to rollout 103 full service in-store branches… making Huntington the most convenient bank in Ohio (1)
- Auto Finance and Dealer Services
  - Expanded into 5 New England states… MA, RI, VT, NH, ME

(1) Pro-forma based on existing data

Huntington 28

Quarterly Performance Highlights 29 3Q10 2Q10 1Q10 4Q09 3Q09 EPS $0.10 $0.03 $0.01 $(0.56) $(0.33) Pre-tax pre-provision income ($MM) (1) $265.2 $270.5 $251.8 $242.1 $237.1 Net interest margin 3.45% 3.46% 3.47% 3.19% 3.20% Efficiency ratio (2) 60.6% 59.4% 60.1% 49.0% 61.4% Loan & lease growth (3) 1% 1% (1)% (8)% (12)% Core deposit growth (4) 1% 6% 5% 16% 10% Net charge-off ratio 1.98% 3.01% 2.58% 4.80% 3.76% Net charge-off ratio: non-Franklin (5) 1.98% 2.17% 2.48% 4.84% 3.85% Period End Ratios NPA ratio 2.94% 4.24% 5.17% 5.57% 6.26% ALLL/loans & leases 3.56% 3.79% 4.00% 4.03% 2.77% ACL/loans & leases 3.67% 3.90% 4.14% 4.16% 2.90% Tier 1 risk-based capital ratio 12.82% 12.51% 11.97% 12.03% 13.04% Total risk-based capital ratio 15.08% 14.79% 14.28% 14.41% 16.23% Tangible common equity/tangible assets 6.20% 6.12% 5.96% 5.92% 6.46% (1) See PTPP Income slide for reconciliation(2) Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities (losses) gains(3) Linked-quarter annualized average balance growth rate; impacted by loan sales(4) Linked-quarter annualized average balance growth rates (5) See non-Franklin credit metrics reconciliation

Quarterly Earnings 30

(CHART) Revenue and PTPP Growth (1) 31 ($MM) (CHART) (1) Revenue is FTE; See Basis of Presentation for definition of PTPP, as well as PTPP Income reconciliation slide(2) Annualized PTPP Earnings Power (2) Revenue and PTPP Trends

Pre-Tax, Pre-Provision Income (1) 32

Significant Items (1) Impacting Financial Performance Comparisons - Reconciliation 33 2010 - 2009 Quarterly

Income Statement

(CHART) (CHART) Change 3Q10 vs. 2Q10:Funding mix & pricing 13 bpsFranklin related (6)Asset /liability mgmt. strategies (4) Day count & other (4) Total change (1) bps Net Interest Income & Margin (1) 35 ($MM) (1) Fully-taxable equivalent basis Net Interest Margin (FTE) Net Interest Income (FTE)

Net Interest Margin - Yields & Rates 36 (CHART) (CHART) Earning Assets Interest Bearing Liabilities Fed Funds Net Interest Margin Loans Investment Securities Earning Asset Yields NIM - Yields & Rates

(CHART) Managing Interest Rate Risk 37 Estimated impact on annualized net interest income over the next 12-month period assuming a gradual change in rates over the next 12-month period above and beyond any rate change already implied in the current yield curve. Net Interest Income at Risk (1) Forward Curve +2%, +1%, & -1% Gradual Change in Rates

Noninterest Income Trends 38 Linked Quarter

Noninterest Income Trends 39 Prior-Year Quarter

Mortgage Banking Income 40 ($MM) 3Q10 2Q10 1Q10 4Q09 3Q09 Origination & secondary marketing $35.8 $19.8 $13.6 $16.5 $16.5 Servicing fees 12.1 12.2 12.4 12.3 12.3 Amortization of capitalized servicing (13.0) (10.1) (10.1) (10.8) (10.1) Other mortgage banking income 5.0 3.7 3.2 4.5 4.1 Sub-total 39.9 25.5 19.1 22.4 22.9 MSR recovery (impairment) (12.0) (26.2) (5.8) 15.5 (17.3) Net trading gains (losses) 24.2 46.2 11.7 (13.3) 15.9 Total $52.0 $45.5 $25.0 $24.6 $21.4 Investor servicing portfolio (1) ($B) $15.7 $16.0 $16.0 $16.0 $16.1 Weighted average coupon 5.48% 5.55% 5.61% 5.68% 5.73% Originations ($B) $1.6 $1.2 $0.9 $1.1 $1.0 Mortgage servicing rights (1) $161.6 $179.1 $207.6 $214.6 $201.0 MSR % of investor servicing portfolio (1) 1.03% 1.12% 1.30% 1.34% 1.24% (1) End-of-period

Noninterest Expense Trends 41 Linked Quarter

Noninterest Expense Trends 42 Prior-Year Quarter

Noninterest Expense 43 (CHART) (CHART) ($MM) (1) Excluding 4Q09 gains on the redemption of debt of $73.6 MM Number of Employees - Full Time Equivalent Noninterest Expense (1)

Operating Leverage & Efficiency Ratio Trends 44

(CHART) Efficiency Ratio 45 (1) Reported revenue and expenses adjusted for automobile operating lease expense and other items affecting comparability including merger costs. See Operating Leverage & Efficiency Ratio Trend slide for a reconciliation between GAAP and adjusted revenue and expenses. (1)

Balance Sheet

Balance Sheet - Assets 47

Balance Sheet - Liabilities & Shareholders' Equity 48

Earning Assets and Funding Composition (1) 49 (CHART) (1) Average balances (2) Interest bearing liabilities + DDA noninterest bearing (CHART) Funding (2) Earning Asset Composition

Investment Securities

(CHART) (CHART) Investment Securities 51 ($MM) % of Average Earning Assets Average Balance & Yield

Investment Securities Trends (1) 52 Linked Quarter - Average Treasury/Agency debt with weighted average life of < 2 yearsAgency CMOs with weighted average life of 2.3 yearsCash from asset sales and seasonal deposit growth was invested in short- to intermediate-term securitiesSold $123 MM of lower rated Non Agency MBS to improve portfolio credit qualityPurchased high rated covered bond securities to diversify portfolio

AFS Securities Overview (1) - 9/30/10 53

Investment Securities - Assessment (1) 54 Par Value Book Value Market Value OCIAlt-A mortgage backed $116 MM $112 MM $98 MM $(14) MM - Purchased 2006 % to Par Value 84% - 5 securities - senior tranche - 10/1 ARMs or 30 year fixed; no option ARMs - Cash flow analysis performed monthly to test for OTTI with third-party validationTrust preferred 298 237 100 (137) - Purchased 2003-2005 % to Par Value 34% - 16 pools with 480 separate issues - 87% = 1st / 2nd tier bank trust preferred securities with no REIT trust preferreds - Cash flow analysis performed quarterly to test for OTTI with third-party validationPrime CMOs 308 296 276 (19) - Purchased 4Q03-4Q07 % to Par Value 90% - 22 securities - Cash flow analysis performed monthly to test for OTTI with third-party validationTotal $722 MM $645 MM $474 MM $(171) MM 9/30/10OCI - accumulated other comprehensive income; pre-taxOTTI - other-than-temporary impairment

(CHART) Available for Sale Securities Mix 55 9/30/10$9.5 B (1)2.3 Years 12/31/07$4.5 B3.2 Years 12/31/08$4.4 B5.2 Years 12/31/09$8.6 B2.4 Years Excludes $222 million of variable rate demand notes (1)

(CHART) Investment Securities - Credit Quality (1) 56 (1) Percent calculation excludes FRB/FHLB stock required to be held by regulation(2) Excludes $222 MM of variable rate demand notes (2)

Total Loan Portfolio Overview

Credit Exposure Composition 58 ($B) 9/30/10 9/30/10 9/30/10 12/31/09 12/31/09 12/31/09 12/31/08 12/31/08 12/31/08 12/31/07 12/31/07 12/31/07 12/31/06 12/31/06 12/31/06 Amt Pct Amt Pct Amt Pct Amt Pct Amt Pct Commercial & industrial $12.4 33% $12.9 35% $13.5 33% $13.1 33% $7.8 30 % Commercial real estate 6.9 18 7.7 21 10.1 24 9.2 23 4.5 17 Total commercial 19.3 51 20.6 56 23.6 58 22.3 56 12.4 47 Auto loans 5.3 14 3.1 9 3.9 10 3.1 8 2.1 8 Auto direct finance leases 0.1 -- 0.2 1 0.6 1 1.2 3 1.8 7 Home equity 7.7 21 7.6 20 7.6 18 7.3 18 4.9 19 Residential real estate 4.5 12 4.5 12 4.8 12 5.4 14 4.5 17 Other consumer 0.6 2 0.8 2 0.7 2 0.7 2 0.4 2 Total consumer 18.2 49 16.2 44 17.5 42 17.7 44 13.8 53 Total loans & leases 37.5 100 36.8 99 41.1 100 40.1 100 26.2 100 Auto operating leases 0.1 -- 0.2 1 0.2 -- 0.1 - - - - Total credit exposure $37.5 100% $37.0 100% $41.3 100% $40.1 100% $26.2 100% (1) Decline reflects a net reclass from CRE to C&I of $1.5 billion (1)

Total Loans and Leases - By Business Segment 59 59 Avg. Outstandings - $37.2 Billion 3Q10

(CHART) Total Loans and Leases Portfolio Overview 60 ($B) $19.7 $5.8 $2.6 $0.9 $2.6 $1.6 $0.8 $3.4 EOP Outstandings - $37.5 Billion (1) (1) 9/30/10 By State

Loan and Lease Trends 61 Linked Quarter

Loan and Lease Trends 62 Prior-Year Quarter (1) Reflects 1Q10 impact of bringing back on the balance sheet a $0.7 B automobile loan securitization (1)

Total Commercial Loans

(CHART) Total Commercial Loans 64 ($B) EOP Outstandings - $19.3 Billion (1) (1) 9/30/10 By Industry $6.7 $4.1 $2.2 $2.4 $1.3 $0.9 $0.9 $0.4 $0.3 $0.1

(CHART) Commercial Loans - Risk Grade Distribution 65 PD Risk Grades (Moody's or Regulatory Definition) Percent of End of Period Balances ($B) $23.6 $22.3 $20.6 $19.6 10% 13% 16% 4% 8% 8% 15% 18% 18% 16% 19% 20% 17% 18% 22% 13% 13% 14% 10% 10% 12% 2% 2% 2% 3% 13% 6% 19% 15% 18% 15% 13% 2% $19.3 15% 6% 19% 15% 17% 14% 11%

(CHART) Total Commercial Loans 66 EOP Outstandings - $19.3 Billion (1) (CHART) 745 2% 37,07898% (1) 9/30/10 Loans by Dollar Size # of Loans by Size $5 MM - < $10 MM 417$10 MM - < $25 MM 285$25 MM - < $50 MM 37> $50 MM 6Total 745

Total Commercial Loan - Delinquencies (1) 67 (CHART) (CHART) (1) Period end; delinquent but accruing as a % of related outstandings at EOP 90+ Days 30+ Days

($MM) 3Q10 2Q10 1Q10 4Q09 3Q09 Criticized beginning-of-period $4,106 $4,608 $4,972 $4,855 $4,679 Additions / increases 408 280 306 950 795 Advances 75 79 91 110 71 Upgrades to "Pass" (391) (409) (273) (134) (136) Paydowns (409) (331) (324) (428) (298) Charge-offs (152) (121) (164) (381) (256) Criticized end-of-period $3,638 $4,106 $4,608 $4,972 $4,855 Percent change (11)% (11)% (7)% 2% 4% Total Commercial Loans - Criticized Loan Flow Analysis 68 Period End

Commercial and Industrial Loans (C&I)

C&I - Overview 70 EOP Outstandings - $12.4 Billion (1)Diversified by sector and geographically within our Midwest footprintGranular5 loans >$50 million... 3% of portfolio47 loans $20-$50 million... 10% of the portfolioFocus on middle market companies with $15-$100 million in salesCredit Quality Trends (1) 9/30/10 (2) End of period (3) Annualized 3Q10 2Q10 1Q10 4Q09 3Q09 30+ days PD & accruing (2) 0.97% 0.74% 0.63% 0.65% 0.90% 90+ days PD & accruing (2) -- -- -- -- -- NCOs (3) 2.01% 1.90% 2.45% 3.49% 2.13% NALs (2) 3.21% 3.47% 4.18% 4.49% 4.88% ACL (2) 3.07% 3.67% 4.02% 4.09% 3.31%

C&I – Credit Risk Management Strategies

What We Do

- Lending to defined relationship oriented clients
- Follow disciplined credit policies and processes
- Understanding our client's market / industry and their durable competitive advantage
- Underwriting to historical cash flows with collateral as a secondary repayment source
- Obtain recourse to owners of closely held businesses
- Emphasize risk / return structure and pricing

What We Don't Do

- Participate in loan syndications for borrowers outside of our targeted geographies or for those within our footprint where we do not have opportunities to obtain non-credit revenue
- Generate Significant exposures to high risk industries and highly leveraged transactions
- Lend to relationships overly reliant on speculative cash flows or start-up operations

Huntington 71

C&I – Credit Risk Management Strategies

Outlook

- Continued focus on higher risk segments
  - Homebuilder-related entities – moderating stress based on improving economic conditions
  - Construction and specialty contractors – continued higher risk
  - Manufacturing – opportunity for measured growth including automotive supply
- Enhanced focus on portfolio management and development of action plans in the problem and emerging problem portfolios
  - Continued monthly review of criticized and classified loans
  - Stress testing for lower earnings / higher interest rates
  - Increased focus on concentration management

Huntington 72

(CHART) C&I - Portfolio Composition 73 ($B) EOP Outstandings - $12.4 Billion (1) (1) 9/30/10 By Industry $3.7 $2.1 $1.4 $1.2 $1.1 $0.9 $0.7 $0.5 $0.4 $0.2 $0.1 < $0.1

Total C&I Loan Portfolio Composition 74 74 By Industry - % of Total C&I EOP Outstandings - $12.4 Billion (1) (1) 9/30/10 ($ MM) No. O/S % of Total 30+ days PD & accruing Classified NAL Services 11,712 $3,697 29.8% 0.54% 6.6% 3.1% Manufacturing 4,077 2,100 16.9 1.61 16.3 4.9 Finance, insurance & real estate 2,958 1,378 11.1 2.44 9.2 3.7 Retail trade - other 4,899 1,215 9.8 0.94 11.3 3.6 Retail trade - auto dealers 533 1,115 9.0 0.12 0.6 0.2 Wholesale trade 1,503 917 7.4 1.10 7.7 2.2 Transport., comm. & utilities 1,716 719 5.8 0.59 9.6 3.5 Contractors & construction 2,124 539 4.3 1.01 15.0 4.3 Energy 208 413 3.3 0.10 8.7 2.3 Agriculture & forestry 1,497 246 2.0 0.10 5.8 2.7 Public administration & other 369 86 0.7 0.16 2.1 0.7 Total 31,596 $12,425 100.0% 0.97% 9.1% 3.2%

(CHART) C&I - Portfolio Composition 75 ($B) EOP Outstandings - $12.4 Billion (1) (1) 9/30/10 By Loan Outstanding Obligor Size & Number of Obligors 5 47 129 257 1,660 1,639 27,859

(CHART) C&I Loan Portfolio Composition 76 ($B) EOP Outstandings - $12.4 Billion (1) (1) 9/30/10 By Maturity $1.8 $4.5 $1.3 $1.6 $1.8 $1.0 $0.3

Total C&I Loan Portfolio Composition 77 Industry By Collateral Quality Assessment - 9/30/10 Strong: LGD 15% or less Average: LGD 16-35%Below Avg: LGD 36-55% Limited: LGD >55% (1) 1/3 of Limited is associated with unsecured loans ($ MM) O/S Strong Average Below Average Limited (1) Services $3,697 7.36% 66.1% 12.9% 13.6% Manufacturing 2,100 2.1 75.0 12.4 10.5 Finance, insurance & real estate 1,378 21.9 50.6 18.9 8.6 Retail trade - other 1,215 4.7 70.3 14.2 10.8 Retail trade - auto dealers 1,115 52.1 45.1 2.0 0.9 Wholesale trade 917 1.3 74.5 11.4 12.9 Transport., comm. & utilities 719 0.9 62.2 22.6 14.3 Contractors & construction 539 2.7 67.9 9.1 20.4 Energy 413 3.4 72.7 21.8 2.2 Agriculture & forestry 246 1.7 81.3 8.7 8.4 Public administration & other 86 5.7 64.2 3.9 26.2 Total $12,425 10.6% 65.4% 13.1% 11.0%

C&I - Change Analysis 78 ($MM) 3Q10 2Q10 Beginning of period $12,392 $12,245 Originations 609 331 Net payments / payoffs / takedowns (455) (130) Net reclassifications (44) 14 Charge-offs (78) (68) End of period $12,425 $12,392

(CHART) C&I - Trends 79 ($MM) Change Analysis - 3Q10 vs. 3Q09 Period-End Balance ($MM) Originations $1,720 Net payments / payoffs / takedowns (1,764) Net reclassifications 260 Charge-offs (338) Net change $(122)

C&I - Credit Quality 80 Net Charge-offs Net Charge-offs Net Charge-offs Nonaccrual Loans Nonaccrual Loans ($ MM) Amount Pct. (2) % of Total Amount Pct. (3) Services $32.6 3.54% 52.5% $113.1 3.1% Manufacturing 17.6 3.32 28.2 102.8 4.9 Finance, insurance & real estate 6.2 1.73 10.0 51.3 3.7 Retail trade - other 3.8 1.26 6.1 43.4 3.6 Retail trade - auto dealers 0.4 0.14 0.6 2.6 0.2 Wholesale trade (0.2) (0.09) (0.3) 20.5 2.2 Transport., comm. & utilities (1.5) (0.86) (2.5) 25.2 3.5 Contractors & construction 2.9 2.14 4.6 23.3 4.3 Energy 0.1 0.06 0.1 9.3 2.3 Agriculture & forestry 0.3 0.52 0.5 6.6 2.7 Public administration & other 0.1 0.51 0.2 0.1 0.7 Total $62.2 2.01% 100.0% $398.4 3.2% (1) Listed by portfolio size (2) Annualized (3) % of related outstandings By Industry - 3Q10 (1)

C&I - Credit Quality 81 By Segment - 9/30/10 ($MM) O/S 30+ PD Accruing Class. NAL's ACL C & I (Excluding segments below) $11,178 0.97% 8.12% 3.01% 2.94% Residential homebuilder related 550 1.14 21.23 5.39 4.72 Construction & contractors 539 1.01 14.96 4.32 3.89 Auto industry suppliers 157 0.46 15.33 5.82 3.90 Total C & I $12,425 0.97% 9.09% 3.21% 3.67%

C&I - Auto Industry (1) 82 Outstandings (2) ($MM) 3Q10 2Q10 1Q10 4Q09 3Q09 Suppliers Domestic $ 135 $ 136 $ 147 $ 163 $ 184 Foreign 22 24 24 24 31 Total suppliers 157 160 171 187 215 Dealers Floorplan-domestic 470 411 363 388 298 Floorplan-foreign 302 292 296 283 252 Total floorplan 772 703 659 671 550 Other 363 360 354 373 351 Total dealers 1,135 1,063 1,012 1,044 901 Total auto industry $1,292 $1,223 $1,183 $1,231 $1,115 NALs Suppliers 5.82% 6.24% 12.75% 16.27% 15.97 % Dealers 0.09 0.09 0.18 -- -- Net charge-offs (3) Suppliers 1.19% 5.13% 1.56% 18.83% 2.97 % Dealers 0.0 0.37 -- -- -- (1) End of period (2) Companies with > 25% of their revenue from the auto industry (3) Annualized

Commercial Real Estate Loans (CRE)

CRE - Overview 84 EOP Outstandings - $6.9 Billion (1)Granular portfolio with geographic and project diversification throughout our footprintConstruction lending targeted to major metro marketsCRE - Retail ($1.9 billion)Loans originated with quality developers that have experience and financial capacity to support projects underwritten to appropriate standards regarding LTV, DSC, and equity requirementsEnforced standard pre-leasing requirements for office and retail property typesSingle Family Homebuilder ($0.6 Billion)No longer a significant concern as the issues have been substantially addressedDiversified geographically within our Midwest footprintCredit Quality TrendsHigher 2009 NCOs consistent with ACL build (1) 9/30/10 (2) End of period (3) Annualized 3Q10 2Q10 1Q10 4Q09 3Q09 30+ days PD & accruing (2) 1.26% 1.30% 1.36% 1.57% 1.47% 90+ days PD & accruing (2) -- -- -- -- 0.03% NCOs - construction (3) 7.25% 14.25% 9.77% 20.68% 11.14% NCOs - nonconstruction (3) 3.01% 2.38% 3.25% 10.15% 6.72% NALs (2) 6.93% 9.23% 11.09% 12.17% 13.01% ACL (2) 9.58% 9.81% 10.12% 9.94% 5.17%

(CHART) CRE - Portfolio Composition 85 Permanent 30% Mini-perm Traditional40% Construction 11% Non Project Loans 8% (CHART) Lines / Letters of Credit3% (1) 9/30/10 Permanent Qualified9% Mini-perm Traditional - Typically 2- to 5-year term loans to allow properties to reach stabilized operating levels after construction, rehab, or repositioning.Permanent Qualified - Loans with 5 years or less term with properties that have reached a stabilized physical occupancy and exhibit an operational cash flow which would qualify for permanent financing during normalized market conditions.Permanent - Amortizing loans with terms of 10 to 25 years. EOP Outstandings - $6.9 Billion (1) By Loan Type By Property Locations

(CHART) CRE - Trends 86 ($MM) Change Analysis - 3Q10 vs. 3Q09 Period-End Balance ($MM) Originations $ 108 Takedowns 641 Net payments / payoffs (1,788) Net reclassifications (280) Charge-offs (482) Net change $(1,803)

CRE - Change Analysis 87 3Q10 SFHB Retail Other Total CRE June 30, 2010 $684 $1,960 $4,539 $7,184 New originations -- 30 79 106 Net pay-offs / takedowns / other (28) (106) (167) (301) Charge-offs (23) (18) (36) (77) September 30, 2010 $634 $1,867 $4,412 $6,912 Net change $(50) $(93) $(127) $(272) (1) Represents intra-CRE portfolio changes (2) Represents net reclass of CRE loans to C&I 2Q10 SFHB Retail Other Total CRE March 31, 2010 $805 $2,064 $4,587 $7,456 New originations -- 3 3 6 Net pay-offs / takedowns / other (74) (49) (51) (175) Charge-offs (17) (42) (30) (89) Net reclass (29) (15) 31 (14) June 30, 2010 $684 $1,960 $4,539 $7,184 Net change $(121) $(104) $(48) $(272) (1) (1) (1) (2)

CRE - Credit Quality Overview 88 By Segment - 9/30/10 Current Coverage Current Coverage Current Coverage ($MM) O/S 30+ PD Accruing Class. NAL's ACL Write-downs (1) Credit Mark (2) CRE (Exc. SFHB & Retail) $4,411 1.43% 15.07% 5.08% 7.63% 3.52% 10.77% SFHB 634 1.23 52.63 20.52 18.29 20.49 32.19 Retail 1,867 0.83 22.15 6.68 11.25 11.71 20.55 Total CRE $6,912 1.26% 20.43% 6.93% 9.59% 7.29% 15.71% Writedowns represent prior charge-offs associated with loans in the portfolio as of 12/31/09(2) Credit mark = (ACL + prior charge-offs) / (outstandings + prior charge-offs)

CRE - Credit Quality - NCOs 89 (1) Listed by portfolio size ; Annualized % By Property Type (1)

CRE - Credit Quality - NALs 90 (1) Listed by portfolio size ; % of related outstandings By Property Type (1)

CRE - Credit Quality 91 By Loan Type - 9/30/10 ($MM) O/S 30+ PD Accruing Class. NAL's ACL Construction $738 0.07% 42.01% 20.45% 20.44% Lines / letters of credit 203 0.41 31.00 13.11 18.39 Non project loans 524 0.50 8.56 2.68 5.65 Mini-perm traditional 2,775 1.89 20.23 6.30 9.24 Permanent qualified 604 0.67 14.02 2.59 6.02 Permanent 2,066 1.28 16.83 4.66 7.34 Total CRE $6,912 1.26% 20.43% 6.93% 9.58%

CRE - Retail 92 ($MM) 3Q10 2Q10 1Q10 4Q09 3Q09 Community centers (2) $932 $979 $1,011 $1,037 $1,127 Mixed / lifestyle (2) 219 239 255 253 274 Regional centers (2) 177 172 175 174 181 Credit / freestanding (2) 230 246 252 266 278 Other (2) 309 325 371 385 376 Retail exposure trends (2) $1,867 $1,960 $2,064 $2,115 $2,237 EOP Outstanding - $1.9 Billion (1)Portfolio Characteristics Pre-leasing requirements with construction loans generate adequate NOI to cover interest expense at full funded project loanIntensive monitoring with loan rebalancing if new appraisals indicate LTV exceeds policy requirements (1) 9/30/10 (2) End of period

CRE - Retail - Credit Quality 93 EOP Outstandings - $1.9 Billion (1) ($MM) 3Q10 2Q10 1Q10 4Q09 3Q09 30+ days PD (2) - $ 101 139 190 197 220 - % 5.43 7.08 9.20 9.32 9.84 30+ days PD & accruing (2) - $ 15 14 22 42 20 - % 0.83 0.72 1.06 1.98 0.90 Classified (2) - $ 414 458 525 461 498 - % 22.2 23.4 25.4 21.8 22.3 NALs (included in Classified) (2) - $ 125 185 251 254 331 - % 6.7 9.4 12.2 12.0 14.8 ACL (2) - $ 210 210 235 245 130 - % 11.3 10.7 11.4 11.6 5.8 Net charge-offs - $ 17.1 41.7 26.0 118.7 52.5 (annualized) - % 3.55 8.50 4.94 22.44 9.22 (1) 9/30/10 (2) End of period

($MM) 3Q10 2Q10 1Q10 4Q09 3Q09 Vertical construction (2) $413 $451 $553 $577 $718 Land under development (2) 102 105 117 130 155 Land held for development (2) 119 128 135 151 166 Total $634 $684 $805 $857 $1,039 CRE - Single Family Homebuilders 94 EOP Outstandings - $0.6 Billion (1)Portfolio Characteristics Granular portfolio - only 9 projects over $10 millionGeographic diversificationPrimary customers are middle market builders building 50-100 homes per year, limited production builder exposureContinuous monitoringIncreased reserves based on increasing risks in the portfolio (1) 9/30/10 (2) End of period

CRE - Single Family Homebuilder - Credit Quality 95 EOP Outstandings - $0.6 Billion (1) ($MM) 3Q10 2Q10 1Q10 4Q09 3Q09 30+ days PD (2) - $ 100 143 209 201 296 - % 15.85 20.84 25.95 23.46 28.50 30+ days PD & accruing (2) - $ 8 17 28 22 29 - % 1.32 2.43 3.47 2.57 2.81 Classified (2) - $ 334 396 476 513 577 - % 52.6 57.9 59.1 59.9 55.6 NALs (included in Classified) (2) - $ 130 150 218 262 340 - % 20.5 21.9 27.1 30.6 32.7 ACL (2) - $ 116 122 150 171 110 - % 18.3 17.8 18.6 19.9 10.6 Net charge-offs - $ 19.4 14.5 18.4 68.4 62.0 (annualized) - % 11.71 8.48 8.78 31.93 22.67 (1) 9/30/10 (2) End of period

CRE – Portfolio Positioning

Segmented Into "Core" and "Noncore" Portfolios

Core

- Well-seasoned regional or institutional owners, developers, and organizations
- Meaningful relationship in place – opportunities for additional cross-sell
- Primarily Midwest footprint projects generating adequate return on capital

Noncore

- Limited opportunity to gain overall banking relationship
- Includes numerous performing, pass-rated loans not meeting desired return on capital
- Includes most "criticized" loans from the overall CRE portfolio

Huntington 96

CRE - Core vs. Noncore 97 ($MM) O/S ACL Criticized NAL's Prior Charge-offs (1) ACL Credit Mark (2) 6/30/10 Core Total $3,965 $165 $519 $39 $ -- 4.16% 4.16% Noncore SAD $1,618 $390 $1,390 $564 $549 24.09% 43.33% Noncore Other 1,601 150 363 60 24 9.37% 10.71% Noncore Total $3,219 $540 $1,753 $624 $573 16.78% 29.35% CRE Total $7,184 $705 $2,272 $663 $573 9.81% 16.48% 9/30/10 Core Total $3,989 $165 $532 $51 $ 2 4.14% 4.18% Noncore SAD $1,394 $360 $1,084 $353 $469 25.80% 44.50% Noncore Other 1,529 138 359 75 33 9.02% 10.95% Noncore Total $2,923 $498 $1,443 $427 $502 17.04% 29.20% CRE Total $6,912 $663 $1,975 $479 $504 9.59% 15.74% (1) Prior charge-offs represent activity on existing accounts as of date shown, not cumulative for the portfolio(2) Credit mark = (ACL + prior charge-offs) / (outstandings + prior charge-offs)

CRE - Core vs. Noncore Change Analysis 98 2Q10 ($MM) Core Noncore Total CRE March 31, 2010 $3,970 $3,487 $7,456 Originations 6 -- 6 Net payments / takedowns / other (52) (125) (176) Charge-offs (1) (89) (89) Net reclassifications 41 (54) (13) June 30, 2010 $3,965 $3,219 $7,184 Net change $(6) $(268) $(272) 3Q10 Core Noncore Total CRE June 30, 2010 $3,965 $3,219 $7,184 Originations 106 -- 106 Net payments / takedowns / other (80) (221) (301) Charge-offs (2) (75) (77) September 30, 2010 $3,989 $2,923 $6,912 Net change $25 $(296) $(271)

CRE - Portfolio Composition - 9/30/10 99 By Property Type and Property Location

CRE - Maturity Schedule 100 By Loan Type - 9/30/10 ($MM) Within 12 Mos. 1 - 2 Years 2 - 5 Years 5+ Years Total Construction $ 537 $ 136 $ 60 $ 5 $ 738 Lines / letters of credit 155 32 8 8 203 Non project loans 209 162 87 67 525 Mini-perm traditional 1,689 608 478 -- 2,775 Permanent qualified -- 94 334 176 604 Permanent 373 253 734 706 2,066 Total CRE $2,963 $1,285 $1,702 $ 961 $6,912 Core $1,620 $812 $1,067 $491 $3,990 Noncore SAD 807 235 190 161 1,394 Noncore Other 535 239 446 308 1,529

CRE – Core Characteristics

EOP Outstandings – $4.0 Billion (1)

- Long-term relationships… many have been customers for 20+ years.
- Proven CRE participants… 28+ years average CRE experience
- 95+% of the loans have personal guarantees
- Income producing loans have weighted average debt service coverage of
  - 1.30X… based on 7% rate and 25-year amortization
  - 1.52X… based on average contractual rate and 20-year amortization
  - < 5% of these projects have negative cash flow

(1) 9/30/10

Huntington 101

CRE - Noncore Portfolio Composition - 9/30/10 102 By Property Type and Property Location

CRE – Noncore Characteristics

EOP Outstandings – $2.9 Billion [(1)]

Noncore-Overall

- 29% aggressive credit mark
  - Updated values to incorporate current market conditions
- Limited future funding requirements… ~$150 million
- 95+% have guarantors
- 99% is secured debt
- 90% is within our geographic footprint
- 51% are “pass” grade or better

(1) 9/30/10

Huntington 103

CRE – Noncore Segment Characteristics

Special Assets Division (SAD) ($1.4 billion)

- 45% aggressive credit mark
  - Actively working to exit… more aggressive terms – e.g., higher pricing, shorter amortization, sale, etc.
  - The majority of "criticized" loans are managed within SAD

Other ($1.5 billion)

- 11% credit mark represents… 2.5X coverage of NALs
- 30+ days past due of only $69 million (4.54%)
- Includes $576 million of small dollar Investment Real Estate loans
  - Not a strategic focus going forward
  - Very granular risk assessment
  - Actively managing within the context of an exit orientation… though may have opportunities to develop some into fuller, more profitable relationships

Huntington 104

Total Consumer Loans and Leases

Consumer Loans and Leases - 9/30/10 106 ($B) Amt. Pct. Auto loans $5.3 29% Auto leases 0.1 1 Home equity * 7.7 42 Residential RE 4.5 25 Other consumer 0.6 3 Total consumer $18.2 100% * Home equity lines $5.2 Home equity loans 2.5 (CHART) By Loan Type

(CHART) Total Consumer Loan Delinquencies (1) 107 (CHART) (1) Period end; delinquent but accruing as a % of related outstandings at EOP 90+ Days 30+ Days

Consumer Loan Delinquencies (1) 108 (CHART) (1) Period end; delinquent but accruing as a % of related outstandings at EOP(2) Excludes GNMA FAS 140 government guaranteed and Franklin in periods prior to 2Q10 (CHART) (2) (2) (2) (2) 90+ Days 30+ Days

Consumer Loan Credit Risk Management Objective 109 Manage the Probability of DefaultFootprint Portfolio... markets we know and understandClient Selection... bias for high quality customers and relationship lending vs. third-party originationsDisciplined Underwriting... borrower ability to repay, collateral value, and stress testing when appropriate

Automobile Loans and Leases

Auto Loans / Leases - Overview 111 EOP Outstandings - $5.4 Billion (1)Consistency of strategy and commitment to dealersFocus on high service quality and high quality full dealer relationshipsSince 2001 focused on super-prime customers >750 FICOsFully automated origination and booking systemCredit Quality Trends Credit quality continues to perform within expectationsLease portfolio is declining due to the strategic exit of the business in 4Q08; the declining portfolio balance creates a higher loss rate with more volatility 9/30/10 (2) End of period (3) Annualized 3Q10 2Q10 1Q10 4Q09 3Q09 30+ days PD & accruing (2) 1.17% 1.25% 1.36% 2.06% 2.12% 90+ days PD & accruing (2) 0.17% 0.15% 0.18% 0.31% 0.34% NCOs - loans (3) 0.41% 0.47% 0.76% 1.49% 1.25% NCOs - leases (3) 1.32% 0.54% 1.58% 2.25% 2.04% NALs (2) -- -- -- -- --

Auto Lending – Credit Risk Management Strategies

Performance Drivers

- **Borrower quality** – as measured at origination by:
  - FICO score – Super Prime with consistent increasing trend
  - FICO score distribution – consistent decline in <670 levels
  - Custom Score – utilized to further segment FICO eligible applications – continues to enhance predictive modeling
- **Loan to value** – Significantly reduced LTV across all origination segments
- **Decision type** – Significantly reduced the level of underwriter overrule decisions
- **Used car values** – Stabilization in the Manheim Market Index

Risk Recognition

- 80% of losses recognized in first 24 months on books
- Shape of cumulative loss curves has remained steady
- Loss trends are predictable

Outlook

- Active portfolio management and policy development over the past 5 years
- Origination quality has moderated losses even in the face of more difficult economic conditions
- Expect to see continued decline in losses

Huntington 112

Auto Loans - Production and Credit Quality Overview 113 113 (1) Annualized

(CHART) Auto Loans / Leases 114 (CHART) 0.17% 0.14% 0.33% 1.30% 1.20% 2.02% ($MM) 30+ DPD L-Q % Change in $ 5% 0.29% 1.98% Net Charge-offs Accruing Delinquency 1.17% 0.17%

Home Equity Loans and Lines

Home Equity Loans & Lines - Overview 116 EOP Outstandings - $7.7 Billion (1)Focused on geographies within our Midwest footprintFocused on high quality borrowers... >730 FICOsBegan exit of broker channel in 2005... <8% of outstandings todayConservative underwriting - manage the probability of default70%+ of HELOC borrowers consistently make monthly principal paymentsHigh risk borrower actionsUpdated collateral valuesProactive contact via servicing groupCapped linesCredit Quality TrendsCredit quality continues to perform within expectations 9/30/10; prior to 2Q10 includes Franklin loans (2) End of period (3) Annualized; 1.53% in 2Q10 excluding $15.9 MM Franklin-related 3Q10 2Q10 1Q10 4Q09 3Q09 30+ days PD & accruing (2) 1.39% 1.28% 1.41% 1.76% 1.73% 90+ days PD & accruing (2) 0.35% 0.36% 0.40% 0.71% 0.60% NCOs (3) 1.47% 2.36% 2.01% 1.89% 1.48% NALs (2) 0.28% 0.30% 0.73% 0.53% 0.58%

Home Equity Loans & Lines – Credit Risk Management Strategies

Performance Drivers

- **Borrower quality** – as measured at origination by
  - Custom Score – utilized to further segment FICO eligible applications – continues to enhance predictive modeling
  - FICO score – consistent increasing trend, with very limited under 670 production
  - Updated borrower quality based on quarterly re-score is consistent
- **Lien Position** – 40% of the portfolio is secured by a 1st mortgage
- **Payments** – 70% of borrowers consistently make more than required payment
- **Geography** – Footprint lender with limited investor property exposure
- **Broker Channel** – Eliminated in 2006 based on risk profile
- **Customer relationship orientation** – not one-off transactions
- **Estimated collateral value model –** identifies higher potential risk customers
- **Utilization %** – Consistent with expectations, limited increase in utilization rate over 2008

Huntington 117

Home Equity Loans & Lines - Credit Risk Management Strategies 118 Risk Recognition Major focus on loss mitigation in 2008-2009 - 75% of loan modifications are paying as agreedWrite-down to discounted current value less selling costs at 120 days past dueNon-accrual balances represent the realizable value estimate in future periods OutlookExpect losses to be consistent throughout 2010Consistent to improved borrower quality based on updated FICO scores

Home Equity Loans & Lines - LTV, FICO, Originations 119 (1) Primarily fixed-rate (2) Weighted average LTVs are cumulative LTVs reflecting the balance of any senior loans(3) Weighted average FICOs reflect currently updated customer credit scores(4) Weighted average at origination(5) Primarily variable-rate 3Q10 2Q10 1Q10 4Q09 3Q09 Loans (1) Ending balance ($B) $2.5 $2.4 $2.5 $2.6 $2.7 Average LTV (2) 70% 71% 71% 71% 71% Average FICO (3) 730 726 726 716 718 Originations ($MM) $151 $119 $100 $80 $54 Average LTV (4) 61% 63% 59% 60% 63% Average FICO (4) 769 762 763 761 753 Lines (5) Ending balance ($B) $5.2 $5.1 $5.0 $4.9 $4.9 Average LTV (2) 77% 77% 77% 77% 78% Average FICO (3) 740 739 737 723 724 Originations ($MM) $413 $399 $262 $251 $338 Average LTV (4) 74% 74% 72% 71% 73% Average FICO (4) 768 765 766 767 766

Home Equity Loans & Lines - Originations 120 Volume FICO (CHART) ($MM)

(CHART) Home Equity Loans & Lines 121 (CHART) 0.39% 0.36% 0.60% 1.41% 1.28% 1.73% ($MM) 30+ DPD L-Q % Change in $ 11% 0.71% 1.76% Net Charge-offs (1) Accruing Delinquency Reflects more active treatment decisions associated with loss mitigation and short sale actions2Q10 excluding $15.9 MM Franklin-related; 3Q10 excluding $1.2 MM Franklin-related (2) 1.39% 0.35% (2)

Residential Mortgages

Residential Mortgages - Overview 123 EOP Outstandings - $4.5 Billion (1)Focused on geographies within our Midwest footprintTraditional product mix... very limited nontraditional exposure as we never originated sub-prime, payment option ARMs, or negative amortization loans$553 million of Interest Only loans... targeted within executive relocation activities$324 million of Alt-A mortgages... exited in 2007Credit Quality TrendsCredit quality continues to perform within expectations (1) 9/30/10; periods prior to 2Q10 include Franklin loans(2) End of period; excludes GNMA loans - no additional risk as they are approved for repurchase(3) Annualized; 3Q09 would have been 1.73%, excluding impact due to implementation of more conservative loss recognition and loan sale; 1.74% in 2Q10 excluding $64.2 MM Franklin-related(4) End of period 3Q10 2Q10 1Q10 4Q09 3Q09 30+ days PD & accruing (2) 5.24% 5.55% 5.81% 5.40% 5.84% 90+ days PD & accruing (2) 1.26% 1.08% 1.58% 1.75% 1.47% NCOs (3) 1.73% 7.19% 2.17% 1.61% 6.15% NALs (2) 1.84% 1.99% 1.76% 1.52% 1.66%

Residential Mortgages – Credit Risk Management Strategies

Performance Drivers

- **Standard products and borrower quality** – as measured at origination by:
  - Secondary market underwriting
  - FICO score – consistent increasing trend
  - FICO score distribution – consistent decline in low score levels
- **Non-standard product structures**
  - $553 million of Interest Only loans… targeted within executive relocation activities… continues to perform well
  - $324 million of Alt-A mortgages… exited in 2007… represents <10% of total residential portfolio with majority of cumulative losses likely recognized within 24 months.
- **Decision type** – Significantly reduced the level of underwriter overrule decisions
- **Geography** – Primarily a footprint lender

Huntington 124

Residential Mortgages – Credit Risk Management Strategies

Risk Recognition

- Write down to discounted current value less selling costs at 180 days past due
- Nonaccrual balances represent the realizable value estimate in future periods

Continued Focus on Borrower's Ability to Pay for New Originations

- All loans are fully documented
- Underwritten to Secondary Market standards

Enhanced Loss Mitigation

- Changed the reporting structure to take advantage of our successful home equity loss mitigation program (Home Savers program)
  - Early identification of Loss Mitigation candidates – i.e., pre-delinquency via predictive modeling
  - Decrease foreclosure activity in favor of Loan Modifications and short sales
  - Rewrite / modify customers with a focus on reducing principal quickly
  - Create saleable structures where possible
  - Income verification in all cases to maximize re-performance probability

Account Management

- Proactive contact six months prior to ARM resets

Huntington 125

Residential Mortgages - LTV, FICO, Originations 126 (1) Weighted average FICOs reflect currently updated customer credit scores(2) Only owned-portfolio originationsWeighted average at origination 3Q10 2Q10 1Q10 4Q09 3Q09 Ending balance ($B) $4.5 $4.4 $4.6 $4.5 $4.5 Average LTV 77% 77% 76% 77% 77% Average FICO (1) 719 717 716 698 699 Originations (2) ($MM) $485 $452 $242 $244 $127 Average LTV (3) 83% 83% 73% 71% 84% Average FICO (3) 758 760 764 757 749

(CHART) Residential Mortgages 127 (CHART) 1.58% 1.08% 1.47% 5.81% 5.55% 5.84% ($MM) 30+ DPD L-Q % Change in $ (2%) 1.75% 5.40% Net Charge-offs Accruing Delinquency (1) (2) (1) Excluding U.S. Government guaranteed loans1.73%, excluding impact due to implementation of more conservative loss recognition and loan sale2Q10 excluding $64.2 MM Franklin-related; 3Q10 excluding $3.4 MM Franklin-related (3) 5.24% 1.26% (3)

Other Consumer Loans

Other Consumer loans 129 EOP Outstandings - $0.6 Billion (1)80% collateralizedAutos, untitled vehicles, small boats, mobile homes and other miscellaneousPrimarily for existing customersPerformed within expectations over the past year, though varies by collateral type (1) 9/30/10

Credit Quality Review

Credit Quality Trends Overview 131 131 (1) NALs divided by total loans and leases(2) NPAs divided by the sum of loans and leases, impaired loans held for sale, net other real estate and other NPAs(3) Criticized assets = commercial criticized loans+consumer loans >60 DPD+OREO; Total criticized assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate and other NPAs(4) Excludes government guaranteed loans

(CHART) Net Charge-offs 132 ($MM) ($MM) (1) $32.0 MM from change in loss recognition policy$1.39% excluding $80.0 MM Franklin-related Consumer Loans Commercial Loans (2) (CHART) (2)

Net Charge-offs 133 ($MM) 3Q10 2Q10 1Q10 4Q09 3Q09 Commercial and industrial $62.2 $58.1 $75.4 $109.8 $68.8 Commercial real estate 63.7 81.7 85.3 258.1 169.2 Total commercial 125.9 139.9 160.7 367.9 238.1 Auto loans 5.2 5.2 7.7 11.4 9.0 Auto leases 0.4 0.2 0.9 1.6 1.8 Home equity loans / lines 27.8 44.5 37.9 35.8 28.0 Residential mortgages 19.0 82.8 24.3 17.8 69.0 Other 6.3 6.6 7.0 10.3 10.1 Total consumer 58.6 139.4 77.7 76.8 117.9 Total $184.5 $279.2 $238.5 $444.7 $355.9 Memo: Excluding Franklin-related NCOs (2) Memo: Excluding Franklin-related NCOs (2) Memo: Excluding Franklin-related NCOs (2) Commercial and industrial $66.8 $58.3 $75.8 $109.7 $72.9 Home equity loans / lines 26.7 28.5 34.2 35.8 28.1 Residential mortgages 15.6 18.6 16.2 16.7 68.3 Total 184.5 199.2 227.0 443.5 359.5 $19.4 MM excluding $32.0 MM impact due to implementation of more conservative loss recognition and $17.6 MM impact due to loan saleSee non-Franklin credit metrics reconciliation (1) (1)

Net Charge-off Ratios (1) 134 3Q10 2Q10 1Q10 4Q09 3Q09 Commercial and industrial 2.01% 1.90% 2.45% 3.49% 2.13% Commercial real estate 3.60 4.44 4.44 12.21 7.62 Total commercial 2.59 2.85 3.22 7.00 4.37 Auto loans 0.41 0.47 0.76 1.49 1.25 Auto leases 1.32 0.54 1.58 2.25 2.04 Home equity loans / lines 1.47 2.36 2.01 1.89 1.48 Residential mortgages 1.73 7.19 2.17 1.61 6.15 Other 3.83 3.81 3.87 5.47 5.36 Total consumer 1.32 3.19 1.83 1.91 2.94 Total 1.98% 3.01% 2.58% 4.80% 3.76% Memo: Excluding Franklin-related NCOs (3) Memo: Excluding Franklin-related NCOs (3) Memo: Excluding Franklin-related NCOs (3) Commercial and industrial 2.15% 1.90% 2.46% 3.49% 2.26% Home equity loans / lines 1.41 1.53 1.83 1.91 1.50 Residential mortgages 1.42 1.74 1.57 1.66 6.71 Total 1.98 2.17 2.48 4.84 3.85 Annualized1.73%, excluding impact due to implementation of more conservative loss recognition and loan saleSee non-Franklin credit metrics reconciliation (2) (2)

(CHART) Nonaccrual Loans & Nonperforming Assets 135 ($MM) (CHART) ($MM) (28)% +20% (45)% (17)% +17% (12)% (7)% (52)% NAL Inflows NALs & NPAs - EOP (18)% 62%

($MM) 3Q10 2Q10 1Q10 4Q09 3Q09 NPA beginning of period $1,582.7 $1,918.4 $2,058.1 $2,344.0 $2,002.6 Additions / increases 278.4 171.6 237.9 494.6 899.9 Franklin - net impact (244.4) (86.7) 15.0 (31.0) (18.8) Return to accruing status (111.2) (78.7) (80.8) (85.9) (52.5) Loan and lease losses (155.6) (173.2) (185.4) (391.6) (305.4) OREO gains (losses) (5.3) 2.5 (4.2) (7.4) (30.6) Payments (213.1) (140.9) (107.6) (222.8) (117.7) Sales (26.7) (30.2) (14.6) (41.9) (33.4) NPA end-of-period $1,104.9 $1,582.7 $1,918.4 $2,058.1 $2,344.0 Nonperforming Asset Flow Analysis 136

Nonaccrual Loans (NALs) and Nonperforming Assets (NPAs) 137

Nonaccrual Loans (NAL) - by Sector 138 (CHART) 9/30/10 9/30/10 6/30/10 6/30/10 $(MM) Amt. No. Amt. No. Commercial > $5 $242.0 29 $339.9 39 $2 - <$5 172.3 63 228.7 81 <$2 462.8 524.1 Subtotal 877.1 1,092.7 Residential Real Estate & Home Equity 104.7 108.7 Total NALs $981.8 $1,201.3

Accruing Restructured Loans 139

(CHART) Provision, NCO, and ACL 140 ($MM) (1) NCO % annualizedEnd of period (CHART) Allowance for Credit Losses vs.NALs (2) Loan Loss Provision vs.Net Charge-offs (1)

Allowances for Credit Losses (ACL) (1) 141 ($MM) 3Q10 3Q10 2Q10 1Q10 4Q09 3Q09 Allowance for loan Allowance for loan and lease losses (ALLL) $1,336.4 $1,402.2 $1,478.0 $1,482.5 $1,032.0 Allowance for unfunded loan Allowance for unfunded loan commitments and LOCs (AULC) 40.1 39.7 49.9 48.9 50.1 Total allowance Total allowance for credit losses (ACL) $1,376.4 $1,441.8 $1,527.9 $1,531.4 $1,082.1 ALLL as % of ALLL as % of Total loans and leases 3.56% 3.79% 4.00% 4.03% 2.77 % Total NALs 136 117 84 77 47 Total NALs exld. Franklin-related 136 117 103 93 56 ACL as % of ACL as % of Total loans and leases 3.67% 3.90% 4.14% 4.16% 2.90 % Total NALs 140 120 87 80 50 Total NALs excld. Franklin-related 140 120 106 96 59 (1) Period end

(CHART) Relative Performance - LLR Ratios (1) 142 (1) Period end; Exclude Franklin

(CHART) Relative Performance - NAL/NPL Coverage (1) 143 (1) Period end; Exclude Franklin

Non-Franklin Credit Metrics Reconciliations

Non-Franklin Credit Metrics Reconciliation 145

Non-Franklin Credit Metrics Reconciliation 146

Non-Franklin Credit Metrics Reconciliation 147

Non-Franklin Credit Metrics Reconciliation 148

Quarterly Net Charge-off Reconciliation (1) 149 (1) Annualized

Quarterly Net Charge-off Reconciliation (1) 150 (1) Annualized

Quarterly Net Charge-off Reconciliation (1) 151 (1) Annualized

Quarterly Net Charge-off Reconciliation (1) 152 (1) Annualized

Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs) 153

Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs) 154

Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs) 155

Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs) 156

Deposits and Other Funding

Total Deposits - By Business Segment 158 158 Avg. Balances - $40.6 Billion 3Q10

Deposit Trends 159 Linked Quarter

Deposit Trends 160 Prior-Year Quarter

Total Core Deposit Trends 161

(CHART) (CHART) Deposits 162 ($B) Deposit Mix CD Maturities & Avg. Rate on Maturities

(CHART) Other Funding 163 End of Period Balances ($B) $14.6 $13.2 $11.5 $10.7 13% 14% 22% 16% 16% 21% 15% 23% 9% 8% 7% 18% 35% 39% 41% 37% 18% 17% 17% 16% $8.8 14% 27% 2% 35% 22% $8.9 14% 31% 2% 30% 23% $9.0 13% 29% 7% 28% 24% $9.4 13% 25% <1% 30% 32%

Capital

Capital (1) 165 3Q10 2Q10 1Q10 4Q09 3Q09 Total risk-weighted assets ($B) $42.7 $42.5 $42.5 $43.2 $44.1 Tier 1 leverage 10.54% 10.45% 10.05% 10.09% 11.30% Tier 1 risk-based capital 12.82 12.51 11.97 12.03 13.04 Total risk-based capital 15.08 14.79 14.28 14.41 16.23 Tang. common equity/ tang. assets 6.20 6.12 5.96 5.92 6.46 Tang. equity/tang. assets 9.43 9.43 9.26 9.24 9.71 Tier 1 common risk-based capital 7.39 7.06 6.53 6.69 7.82 Double leverage (2) 78 76 75 68 71 (1) Period end (2) (Parent company investments in subsidiaries + goodwill) / equity

(CHART) Capital Ratios (1) 166 (1) End-of-period

(CHART) Shareholders' Equity - Avg. (CHART) Capital 167 Key Equity Ratios - EOP ($B)

Capital Discussion 168 Basel III GuidelinesStill need clarity on US Regulator interpretations and any expected "cushion" above the regulatory thresholdsNew standards are projected to have little impact on our capital ratios after adjustment for trust preferred securities (133 bp of Tier 1 capital)TARP RepaymentWill repay when it is prudent to do soEconomy is still fragileEquity markets are challenging to predictClarity may be coming on capital requirements shortly

(CHART) Capital Analysis - 9/30/10 169 (CHART) 6.0% (1) 10.0% (1) Source: SNL, Company reports. (1) Regulatory "well-capitalized" threshold Regulatory Total Regulatory Tier 1 TARP repaid bank

(CHART) Capital Analysis - 9/30/10 170 (CHART) Source: SNL, Company reports.(1) Basel III threshold Tier 1 Common Risk-Based Tangible Common Equity TARP repaid bank 7.0% (1)

Franchise

Huntington Bancshares Overview

Midwest financial services holding company

Founded	- 1866	
Headquarters	- Columbus, Ohio	
Total assets	- $53 billion	
Employees [(1)]	- 11,279	
Franchise:		
Footprint		6 states: OH, MI, PA, IN, WV, KY
		608 branches / 1,359 ATMs
Retail and Business Banking		5 Areas
- Mortgage banking		+ MD, NJ
Commercial Banking		11 Regions
Commercial Real Estate		
Auto Finance & Dealer Services		+ MA, RI, VT, NH, ME
Private Financial Group		+ FL

(1) Full-time equivalent (FTE)

Huntington

172

The Huntington Franchise 173 Branches 119ATMs 242Detroit 4%Grand Rapids 10% Branches 341ATMs 748Akron 8%Canton 27%Cincinnati 4%Cleveland 5%Columbus 22%Dayton 6%Toledo 23% Youngstown 20% Branches 50ATMs 80Indianapolis 6% Branches 13ATMs 30 Branches 28ATMs 133Charleston 11% Excludes 9 PFG offices (3 in FL) and 2 ATMs in MD. Market share at 6/30/10 Branches 608ATMs 1,359 Branches 57ATMs 124Pittsburgh 3%

A Strong Regional Presence 174 Source: SNL Financial, company presentations and filings FDIC deposit data as of June 30, 2010 Deposits - Top 12 MSAs MSA Rank BBs Deposits ShareColumbus, OH 1 69 $9,124 22.2%Cleveland, OH 5 62 3,941 7.8Detroit, MI 8 50 3,607 4.2Toledo, OH 1 42 2,306 22.9Pittsburgh, PA 7 41 2,270 3.0Cincinnati, OH 5 40 1,999 3.5Youngstown, OH 1 36 1,877 20.4Indianapolis, IN 4 45 1,902 6.2Canton, OH 1 23 1,485 27.3Grand Rapids, MI 3 21 1,280 9.5Akron, OH 5 17 886 7.7Charleston, WV 3 8 604 10.6BBs = Banking Branches % Deposits#1 Share markets 42% #1- #3 Share markets 56%

Positioning to Grow Revenues - 2009 175 175

Positioning to Grow Revenues - 1Q10 176 176

Positioning to Grow Revenues – 2Q10

Timing	Segment	Description	# Staff
2Q10	Retail Banking	Launched Huntington rebranding and office refurbishment	
2Q10	Commercial Banking	Director of Commercial Banking – Central Ohio hired	1
2Q10	PFG	Opened new office – Wheeling, WV	3
2Q10	PFG	Unified Fund Services – appoints new president	
2Q10	Commercial Banking	Greater Cleveland Region – appoints new president	1
2Q10	Commercial Banking	Huntington National Bank becomes member of NACHA	
2Q10	PFG	Family office opened - Columbus	2
2Q10	Commercial Banking	Equipment Finance Group president appointed	
2Q10	Retail Banking	Initiated distribution expansion: in-store & retirement centers	
2Q10	PFG	Hired Dayton trust and private banker team	4
2Q10	PFG	Huntington Insurance hires Chief Operating Officer	1

Huntington 177

Positioning to Grow Revenues - 3Q10 178 Timing Segment Description # Staff 3Q10 Auto Finance Launch New England (MA, RI, VT, NH, ME) 5 3Q10 Retail Banking Introduced "Fair Play" banking philosophy and launched 24 Hour Grace TM 3Q10 Retail Banking Signed 15-year agreement with Giant Eagle to rollout 103 full service in-store branches 3Q10 Retail Banking Hired Director of Online and Mobile Services 1

Safe Harbor Disclosures

Basis of Presentation

Use of non-GAAP financial measures

This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure can be found in this presentation and/or in the most recent quarterly earnings press release and related Quarterly Financial Review supplement filed on Form 8-K. This information can be found on Huntington's website at huntington-ir.com.

Pre-Tax, Pre-Provision Income

One non-GAAP performance metric that Management believes is useful in analyzing underlying performance trends, is pre-tax, pre-provision income. This is the level of earnings adjusted to exclude the impact of:

- *provision expense, which is excluded because its absolute level is elevated and volatile in times of economic stress;*
- *investment securities gains/losses, which are excluded because in times of economic stress securities market valuations may also become particularly volatile;*
- *amortization of intangibles expense, which is excluded because return on tangible common equity is a key metric used by Management to gauge performance trends; and*
- *certain items identified by Management (see Significant Items slide) which Management believes may distort the company's underlying performance trends.*

Annualized data

Certain returns, yields, performance ratios, or quarterly growth rates are presented on an "annualized" basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full year or year-over-year amounts. For example, loan and deposit growth rates, as well as net charge-off percentages, are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate.

Huntington 180

Basis of Presentation Significant ItemsFrom time to time, revenue, expenses, or taxes are impacted by items judged by Management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by Management at that time to be infrequent or short-term in nature. We refer to such items as "Significant Items". Most often, these Significant Items result from factors originating outside the company - e.g., regulatory actions/assessments, windfall gains, changes in accounting principles, one-time tax assessments/refunds, etc. In other cases they may result from Management decisions associated with significant corporate actions out of the ordinary course of business - e.g., merger/restructuring charges, recapitalization actions, goodwill impairment, etc. Even though certain revenue and expense items are naturally subject to more volatility than others due to changes in market and economic environment conditions, as a general rule volatility alone does not define a Significant Item. For example, changes in the provision for credit losses, gains/losses from investment activities, asset valuation writedowns, etc., reflect ordinary banking activities and are, therefore, typically excluded from consideration as a Significant Item.Management believes the disclosure of "Significant Items" in current and prior period results aids analysts/investors in better understanding corporate performance and trends so that they can ascertain which of such items, if any, they may wish to include/exclude from their analysis of the company's performance; i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. To this end, Management has adopted a practice of listing "Significant Items" in its external disclosure documents (e.g., earnings press releases, investor presentations, and Forms 10-Q and 10-K)."Significant Items" for any particular period are not intended to be a complete list of items that may materially impact current or future period performance. A number of factors could significantly impact these periods, including those described in Huntington's 2009 Annual Report on Form 10-K and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission. 181

Basis of Presentation

Fully-taxable equivalent interest income and net interest margin

Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors.

Rounding

Please note that columns of data in the presentation may not add due to rounding.

Earnings per share equivalent data

Significant income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company's financial performance against published earnings per share consensus amounts, which typically exclude the impact of significant items. Earnings per share equivalents are usually calculated by applying a 35% effective tax rate to a pre-tax amount to derive an after-tax amount which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is separately disclosed, with this then being the amount used to calculate the earnings per share equivalent.

NM or nm

Percent changes of 100% or more are typically shown as "nm" or "not meaningful" unless required. Such large percent changes typically reflect the impact of unusual or particularly volatile items within the measured periods. Since the primary purpose of showing a percent change is to discern underlying performance trends, such large percent changes are typically "not meaningful" for such trend analysis purposes.

Huntington 182

This presentation contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties.Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) credit quality performance could worsen due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in economic conditions; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success and timing of other business strategies; (6) extended disruption of vital infrastructure; and (7) the nature, extent, and timing of governmental actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as future regulations which will be adopted by the relevant regulatory agencies , including the newly created Consumer Financial Protection Bureau (CFPB), to implement the Act's provisions. Additional factors that could cause results to differ materially from those described above can be found in Huntington's 2009 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission.All forward-looking statements included in this presentation are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement. Forward Looking Statements 183

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